EXHIBIT 32.1

              CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
                  8 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



                                  CERTIFICATION

In connection with the Quarterly Report of Euro Group of Companies, Inc., a Delaware corporation (the "Company") on Form 10-QSB for the period ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Chief Executive Officer, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge and upon a review of the Report that:

     (1) The Report of the Company filled today pursuant to Section 12(a) of the Securities Exchange Act of 1934, as amended ( the "Exchange Act"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of the Company.

  Dated: November 19, 2007                  /s/  Vasilios Koutsobinas
                                            -----------------------------------
                                                 Vasilios Koutsobinas
                                                 Chief Executive Officer